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                                  EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated June 15, 2001, relating to the financial statements of Carcorp USA, Inc. We also consent to the reference to our Firm under the caption "Experts."


                                    /s/ Merdinger, Fruchter, Rosen & Corso, P.C.

                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants






New York, New York
November 9, 2001